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                                                                      EXHIBIT 23

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                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                  As  independent public  accountants, we hereby  consent to the incorporation of our report included in this Form 10-K, into Marshall Industries' previously filed Registration Statements on Form S-8, File Numbers 33-1587 and 33-82510.

                                                 ARTHUR ANDERSEN LLP

                Los Angeles, California
                August 26, 1996

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